UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-31184

Date of Report: September 29, 2008

SHOSHONE SILVER MINING COMPANY
(Exact name of registrant as specified in its charter)

IDAHO	82-0304993
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

403 7thStreet, Ste 207, Wallace, ID 83873
(Address of principal executive offices)

(208) 752-1070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2008, the board of directors of Shoshone Silver Mining Company (the “Company”) approved a change in the Company’s fiscal year from December 31st to September 30th, effective on September 30, 2008. The Company’s Annual Report on Form 10-K, to be filed on or before December 29, 2008, will cover the nine-month transition period of January 1, 2008 through September 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOHSONE SILVER MINING COMPANY

Date: October 1, 2008
/s/ Lex Smith
Lex Smith
President and Principal Executive Officer